Northeast Investors Growth

Dear Shareholders:

The year 1999 set another record in the stock market and was also another record year for Northeast Investors Growth Fund. Our total return of +29.13% topped that of the S&P 500-(an unmanaged index) +21.00%- by a considerable amount. In fact, as set forth below, our numbers compare most favorably with that of the S&P, as we have outperformed this index in the four most recent years:

                 S&P 500                   NEIG
         1995     37.12%                    36.46%
         1996     22.88%                    24.60%
         1997     33.10%                    37.28%
         1998     28.34%                    33.34%
         1999     21.04%                    29.13%

Records were also set for the size of the fund, which grew from $211,258,849 at year end, 1998, to $357,649,547 at year end, 1999.
The number of shareholders also hit a new high, 9,605 as interest in the fund continued to grow. Also ofnote is our expense ratio which continues in the right direction now well under 1% at .85% and below the .94% recorded for the prior year. To help explain the larger than usual number of additions, eliminations and new holdings cover all of 1999's activity as seen on page 3, starting in mid-year we reduced the number of holdings, then totaling about 82, to 59 by year end. This was done to adjust the investment focus and to implement a strategy of more meaningful investment positions in those companies where our conviction is the greatest. Although we are not there yet, we would like to have postions of at least
1-1/2 to 2-1/2% in each investment held. In general, our turnover rate remains low, although it was slightly higher in 1999 at 31.39% for the reasons set forth above. Ours is especially low when compared with many other mutual funds where the turnover rate is well in excess of 100%. As you know, this turnover figure attempts to measure how much buying and sell-ing a fund does and has direct linkage both to a fund's transaction expense and to the short and long term gain distributions paid by a fund at year end, distributions on which you the shareholder must then pay the ultimate tax. A high trunover rate suggests to me more of a horse race -- a gambling approach to investing, and an approach which I expect Northeast Investors Growth Fund will avoid. Some changes, some weeding of the investment garden, is always appropriate, but true investing for the futurealways involves planting a seed and watching, with patience, its progress. Northeast Investors Growth Fund has had a commendable investment record fueled by the solid returns generated by deep rooted, mostly U.S. companies, and by the continued support of many long-time investors, as well as many new investors who are hearing about the fund and its common sense approach. This circle of investors has grown from a small group of family, fellow workers and many, many friends, and I look forward to more growth with a widening band of shareholders and contiued honorable results for all of us as the economic prospects for our great country and that of the world continue to expand. As in the past, I encourage shareholders to contact me with any questions regarding the fund at any time. For those of you non-shareholders reading this report for the first time, we hope you will join us in this endeavor as well. Again, we are delighted with the results of the past year.
In fact, we are most pleased with the performance and direction of the fund since its inception in 1980.

Ever
sincerely,
William A. Oates, Jr. President
February 7, 2000

January 1, 1999-December 31, 1999
Additions to Existing Holdings     Additions                  Now Own
America Online, Inc.                 73,400                    133,400
American Express Company              2,700                     31,500
Bristol Myers Squibb Company         51,900                     81,800
Chase Manhattan Corporation           6,500                     30,300
Chevron Corporation                   6,500                     33,200
Cisco Systems, Inc.                 143,750                    212,700
Dell Computer Corporation            43,400                     86,800
EMC Corporation                      83,800                    117,400
Eli Lilly & Co.                      19,600                     65,700
Fifth Third Bancorp                  29,200                     71,525
General Electric Company             45,500                    109,600
General Motors Corporation           54,600                     66,800
Home Depot, Inc.                     22,025                     66,075
International Business Machines      80,200                     77,000
Johnson & Johnson                    23,600                     49,800
Lucent Technologies, Inc.            79,400                    109,800
McGraw-Hill Companies Inc.           29,400                     50,800
MCI Worldcom, Inc.                  104,600                    134,400
Medtronic, Inc.                      50,300                     75,800
Mellon Financial*                   142,700                    237,400
Merck & Company, Inc.                53,100                    86,400
Microsoft Corporation               121,200                   169,200
Pfizer, Inc.                        129,350                   176,550
Procter & Gamble Company              5,000                    40,300
State Street Corporation             32,900                    78,100
Tellabs, Inc.                        47,500                    65,000
Time Warner, Inc.                    80,000                    187,400
Vodafone Airtouch PLC-Spons ADR       76,200                    82,000
Wal-Mart Stores, Inc.                111,600                   159,600
Warmer Lambert Company                7,400                     66,975
Yahoo! Inc.                           15,200                    25,000
Zions Bancorporation                 23,500                    130,600

New Holdings                                                  Now Own
AT&T Corporation                                              51,000
American International Group                                  45,046
Amgen, Inc.                                                   69,000
Broadcom Corporation                                          19,900
CMGI, Inc.                                                    19,000
Carnival Corporation                                          49,800
Citigroup, Inc.                                               69,000
Corning, Inc.                                                 13,000
Cox Communications                                           119,400
Eaton Vance Corporation                                      125,000
Exxon Mobil Corporation*                                      77,441
FleetBoston Financial Corporation*                           248,434
Hewlett Packard Corporation                                   30,900
Intel Corporation                                            106,200
Nokia Corporation-Spons-ADR                                   27,800
Oracle Corporation                                            42,200
Paine Webber Group, Inc.                                      34,500
Qualcomm, Inc.                                                37,600
Qwest Communications                                         104,800
Royal Dutch Petroleum                                         53,200
Sony Corporation                                              22,400
Sun Microsystems, Inc.                                        94,800
Viacom, Inc. Class A                                          35,000
Visx, Inc.                                                    35,000

Eliminations/Reductions of Holdings
                                       Sold                  Now Own
Abbott Laboratories*                   49,200                    0
American Home Products*                63,700                    0
Boston Scientific Corporation          34,000                    0
Cabot Corporation                      33,000                    0
Cabot Industrial Trust                 68,900                    0
Caterpillar, Inc.                      23,000                    0
Chubb Corporation                      59,200                    0
Coca-Cola Company*                     97,000                    0
CVS Corporation                        41,800                    0
Disney Productions*                    169,000                   0
Eastman Kodak Company                  14,300                    0
Entremed Corporation                   22,200                    0
First Republic Security                191,456                   0
Fort James Corporation                 22,400                    0
Gillette Company*                      129,300                   0
Glaxo Wellcome PLC-Spons-ADR           19,900                    0
Monsanto Company*                      56,000                    0
National Bancorp of Alaska, Inc.       32,000                    0
New York Times Co. A                   35,000                    0
Ohio Casualty Corporation              31,400                    0
Pepsico, Inc.                          40,000                    0
Phillip Morris Companies, Inc          19,900                    0
Pioneer Hi-Bred International, Inc.    63,500                    0
Polaris Industries, Inc.               24,700                    0
Saville Systems Ireland Spons-ADR      19,200                    0
St. Paul Companies, Inc.               37,900                    0
Staples, Inc.*                         102,600                   0
Triac Companies                        50,000                    0
Washington Mutual, Inc.*               215,850                   0
Xerox, Inc.*                           49,800                    0
* Includes purchase made in 1999.


One year ended December 31, 1999..............................29.13%
Five years ended December 31, 1999.................... .......31.90%
Ten years ended December 31, 1999.............................18.81%


For Federal  Income Tax purposes,  the following  information  is furnished with respect to the distributions of the Fund during its calendar year ended December 31, 1999.
June 15, 1999                           December 15, 1999
Net Investment Income $ 0.01835         Net Investment Income $0.000
Short-Term Capital Gains 0.00           Short-Term Capital Gains 0.000
Long-Term Capital Gains 0.00665         Long-Term Capital Gains 0.300

Under the Internal Revenue Code, 100% of ordinary income distributions paid to shareholders may be taken into account as a dividend for purposes of the deduction for dividends received by corporations (section 243, as amended). Pursuant to section 842 of the Internal Revenue Code, the Fund hereby designates $4,180,561 as capital gain for taxable year ended December 31, 1999.

December 31, 1999
Ten Largest Investment Holdings

                                  Cost             Market Value
Cisco Systems Inc.                $8,689,399        $22,785,488
Microsoft Corporation              8,219,768         19,754,100
General Electric Company           9,040,613         16,960,600
TIme Warner                        8,939,425         13,551,363
EMC Corporation                    5,198,873         12,825,950
Wal-Mart Stores Inc.               5,841,434         11,032,350
Yahoo! Inc.                        2,431,422         10,817,188
America Online Inc.                1,854,983         10,038,350
Intel Corporation                  2,814,153          8,741,588
FleetBoston Financial Corporation  4,559,522          8,648,609

Common Stocks--                           Market      Percent of
                           Number of      Value          Net
Name of Issuer             Shares        (Note B)      Assets
Automobile & Truck
General Motors Corporation .  66,800     $ 4,855,525     1.36%

Banks
Chase Manhattan Corporation . 30,300       2,353,931
Citigroup Inc. . . . . . . .  69,000       3,842,438
Fifth Third Bancorp.. . . . . 71,525       5,248,147
FleetBoston Financial Corp*. 248,434       8,648,609
J P Morgan & Company . . . .. 24,500       3,102,313
Mellon Financial . . . . . . 237,400       8,086,438
Zions Bancorporation . . . . 130,600       7,729,888
                                          39,011,764     10.91%
Biotechnology
Amgen Inc.^. . . . . . . . . .69,000       4,144,313      1.16%

Computer & Data Processing
Dell^ . . . . . . . . . . . . 86,800       4,426,800
EMC Corporation^* .  . . . . 117,400      12,825,950
Hewlett Packard. .  . . . . . 30,900       3,514,875
IBM* . . . . . .              77,000       8,306,375
Sun Microsystems^ . . . . . . 94,800       7,341,075
                                          36,415,075      10.18%
Computer Software & Services
America Online, Inc.^ . . .. 133,400      10,038,350
CMGI Inc.^. . . . . . . . . . 19,000       5,260,625
Microsoft Corporation^*. . . 169,200      19,754,100
Oracle Corporation^ . . . . . 42,200       4,729,038
Yahoo! Inc.^ . . . . .. . . . 25,000      10,817,188
                                          50,599,301      14.15%
Entertainment
Carnival Corporation .. . . . 49,800       2,381,063
Time Warner . . . .  . . . . 187,400      13,551,363
Viacom Inc Class A^. .. . . . 35,000       2,115,313
                                          18,047,739       5.05%
Electronic Equipment
General Electric Company . . 109,600      16,960,600
Corning Inc. . .. . . . . . . 13,000       1,676,188
                                          18,636,788       5.21%
Electronics
Broadcom Corporation^   . . . 19,900       5,420,263
Cisco Systems Inc.^ . .. . . 212,700      22,785,488
Intel Corporation . . .  . . 106,200       8,741,588
Lucent Technologies. . . . . 109,800       8,248,725
Nokia Corporation-Spons-ADR^ .27,800       5,311,538
Qualcomm Inc.^ . . .. . . . . 37,600       6,627,000
Sony Corporation . . . . . .. 22,400       6,378,400
                                          63,513,002       17.76%
Financial Services
American Express Company . .. 31,500       5,236,875
Donaldson Lufkin & Jenrette.. 37,600       1,818,900
Eaton Vance Corp. . .. . . . 125,000       4,750,000
Morgan Stanley Dean Witter Co.43,410       6,196,778
Paine Webber Group Inc. . . . 34,500       1,339,031
State Street Corp . . . .   . 78,100       5,706,181
                                          25,047,765        7.00%
Health Care-Supplies
Johnson & Johnson . . . . . . 49,800       4,643,850
Warner Lambert Co. . . .  . . 66,975       5,487,764
                                          10,131,614        2.83%
Household Products
Procter & Gamble* . . . . . . 40,300       4,415,369        1.23%

Insurance
American International Group .45,046       4,870,599        1.36%

Medical
Medtronics, Inc. . . . . . .  75,800       2,761,963        0.77%

Petroleum, Coal, Gas
Chevron Corporation . . . . . 33,200       2,875,950
Exxon Mobile Corporation . . .77,441       6,238,841
Royal Dutch Petroleum . . . . 53,200       3,221,925
                                          12,336,716        3.45%
Pharmaceuticals
Bristol Myers Squibb Co.  . . 81,800       5,250,538
Eli Lilly & Co. . . . . . . . 65,700       4,369,050
Merck & Co.* . . .  . . . . . 86,400       5,805,000
Pfizer Inc.* . . . . . . . . 176,550       5,726,841
                                          21,151,429        5.91%
Precision Instruments
Visx Inc.^ . . . . . . . .. . 35,000       1,811,250        0.51%

Publishing/Printing
McGraw-Hill Companies Inc. .. 50,800       3,130,550        0.88%

Retail
Home Depot. . . . . . . . . . 66,075            4,542,656
Wal-Mart Stores Inc. . . . . 159,600           11,032,350
                                               15,575,006   4.35%
Telecommunications
AT&T Corp . . . . . . . . . . 51,000            2,591,438
Cox Communications^ . . . .. 119,400            6,149,100
MCI Worldcom Inc.^ . . . . . 134,400            7,131,600
Qwest Communications^ .  . . 104,800            4,506,400
Tellabs^ . . .  . . . . . . . 65,000            4,172,188
Vodafone Airtouch PLC . . . . 82,000            4,059,000
                                               28,609,726   8.00%

Total  Common  Stocks  (Cost--$211,570,293)  $365,065,494  102.07%
* Pledged  to
collateralize short-term borrowings (See Note G)
^ Non-income producing.
ADR stands for American  Depository  Receipt  representing  ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

December 31, 1999
Assets
Investments--at market value (cost $211,570,293)--Notes B, D & F.......$365,065,494
Dividends and interest receivable .............................             227,056
Receivable for shares of beneficial interest sold..................       1,423,674
Total Assets ...........................................               $366,716,224

Liabilities
Payable for shares of beneficial interest repurchased .............         204,941
Accrued expenses...................................................         117,113
Notes Payable .......................................................     8,591,251
Accrued Investment advisory fee--Note C ...........................         153,372
Total Liabilities ................................                       $9,066,677
Net Assets ........................................................... $357,649,547

Net Assets Consist of--Note B:
Capital paid-in....................................................... $204,581,069
Distributions in excess of net realized gains ....................         (426,716)
Net unrealized appreciation of investments .........................    153,495,194
Net Assets, for 13,714,780 shares outstanding ............. .......... $357,649,547
Net Asset Value, offering price and redemption price per share
($357,649,547/13,714,780 shares) .      ...................                  $26.08
The accompanying notes are an integral part of the financial statements.

Year Ended December 31, 1999
Investment Income
Dividends.............................................................. $ 2,480,675
Interest..................  ................................................. 8,602
Other Income--Note I ....................................................... 26,170
Total Income........................................................... $ 2,515,447

Expenses
Investment advisory fee--Note C ................................        $ 1,542,605
Administrative expenses and salaries.......... .......................      246,806
Interest--Note G ................... ....................................   284,431
Printing, postage and stationery...................................          83,460
Legal Fees...........................................................        50,895
Computer and related expenses ...........................................    50,001
Registration and filing fees...........................................      42,693
Auditing fees........................................................        23,193
Insurance ............................................................       19,955
Custodian fees ....................................................          14,431
Trustees fees--Note C................................................        10,048
Other expenses ..........................................................  . 37,875
Total Expenses ....................................................       2,406,393

Net Investment Income .................................................     109,054

Realized and Unrealized Gain on Investments--Note B:
Net realized gain from investment transactions .................          3,909,780
Change in unrealized appreciation of investments ....................    71,527,151
Net Gain on Investments ............................................     75,436,931
Net Increase in Net Assets Resulting from Operations....................$75,545,985
The accompanying notes are an integral part of the financial statements.

Years Ended December 31,
                                                       1999              1998
Increase in Net Assets
From Operations:
Net investment income ................            $   109,054       $     529,082
Net realized gain from investment transactions..    3,909,780           5,367,820
Change in unrealized appreciation of investments   71,527,151          37,027,890
Net Increase in Net Assets Resulting from
Operations........................                 75,545,985          42,924,792

Distributions to Shareholders:
From net investment income ..........................(140,843)           (486,335)
In excess of net investment income .............     (106,194)
From net realized gains on investments.....        (4,010,686)         (5,203,325)
In excess of net realized gains on investments...... (126,771)
Total Distributions ....................           (4,384,494)         (5,689,660)

From Net Fund Share Transactions--Note E.          75,229,207          65,434,064
Total Increase in Net Assets..........            146,390,698         102,669,196

Net Assets:
Beginning of Period ............................  211,258,849         108,589,653
                                                   -----------        -----------
End of Period (including undistributed net invest-
ment income of $0 and $31,789 respectively)      $357,649,547        $211,258,849
                                                   ------------      ------------
The accompanying notes are an integral part of the financial statements.

Note A-Organization
Northeast  Investors  Growth  Fund  (the  "Fund")  is  a  diversified,
no-load,open-end,   series-type  management  investment  company
registered  under  theInvestment  Company Act of 1940, as amended.
The Fund presently consists of one portfolio and is organized as a Massachusetts business trust. Note B-Significant Accounting Policies Significant accounting policies of the Fund are as follows: Valuation
of  Investments:   Investments  in  securities   traded  on  national
securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Security Transactions:
Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost. Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes. Distributions and Income:
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned. Net Asset Value:
In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Use of
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract
The Fund has its investment advisory and service contract with NortheastManagement & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the aver-age daily net assets during the month preceding payment. All trustees except Messrs.
John R. Furman and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund. Note D-Purchases and Sales of Investments The cost of purchases and proceeds from sales of
investments,  other  than  short-term  securities,   aggregated
$171,158,617 and $95,045,108, respectively, for the year ended December 31, 1999. Note E-Shares of Beneficial Interest At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                            Years Ended December 31,
                                       1999                1998
                                      Shares              Amount            Shares            Amount
Shares sold ........................7,239,820         $161,699,116        6,132,271        $111,339,313
Shares issued to shareholders in
reinvestment of distributions from
net investment income and realized
gains from security transactions .....165,009            3,980,887          274,986           5,161,310
 ..................................  7,404,829          165,680,003        6,407,257         116,500,623
Shares repurchased.................(4,015,168)         (90,450,796)      (2,939,702)        (51,066,559)
                                   -----------        -------------     ------------        ------------
Net Increase .....................  3,389,661         $ 75,229,207        3,467,555        $ 65,434,064

Note F-Repurchase Agreement
On a daily basis, the Fund invests uninvested cash balances into repurchaseagreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to theagreement, realization and/or retention of the collateral may be subject to legal proceedings.



Note G-Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 1999, the Fund had unused lines of credit amounting to $6,408,749. The following information relates to aggregate short-term borrowings during the year ended December 31, 1999:

Average amount outstanding (total of daily outstanding principal balances
divided by number of days during the year).......................          $4,895,102
Weighted average interest rate (actual interest expense on short-term
borrowing divided by average short-term borrowings outstanding) ......          5.89%

Note H-Other Tax Information
For federal income tax purposes, the cost of investments owned at December 31, 1999 was $211,570,293. At December 31, 1999, gross unrealized appreciation of investments was $154,298,352 and gross unrealized depreciation was $803,158, resulting in net unrealized appreciation of $153,495,194. Note I-Securities Lending The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1999, the value of securities loaned and the value of collateral were $8,533,700.03 and $8,784,000, respectively. During the year ended December 31, 1999, income from securi-ties lending amounted to $26,170.

                             Years Ended December 31
Per Share Data#            1999     1998    1997     1996     1995
Net asset value:
Beginning of period..... $20.47   $15.84  $12.15   $10.59    $8.13
Income From Investment
Operations:
Net investment income...... .01      .05     .06      .05      .07
Net realized and
unrealized gain (loss)
on investments.............5.93     5.18    4.46     2.54     2.90
                           ----     ----    ----     ----     ----
Total from investment
operations ................5.94     5.23    4.52     2.59     2.97
                           ----     ----    ----     ----     ----
Less Distributions:
Net investment income ..   (.02)    (.05)   (.06)    (.05)    (.07)
Capital gains ............ (.31)    (.55)   (.77)    (.98)    (.44)
Total Distributions .....  (.33)    (.60)   (.83)   (1.03)    (.51)
Net asset value:
End of period......      $26.08   $20.47  $15.84   $12.15   $10.59
                         ------   ------  ------   ------   ------
Total Return ........     29.13%   33.34%  37.28%   24.60%   36.46%
Ratios & Supplemental Data
Net assets end of
period (000's omitted)  $357,650 $211,259 $108,590 $60,275  $48,337
Ratio of operating
expenses to average
net assets...................85%     .94%     .97%   1.21%    1.37%
Ratio of net investment
income to average
net assets.................. 03%     .44%     .45%    .47%     .74%
Portfolio turnover rate ..31.39%   18.54%   16.36%  25.27%   26.53%

# All per share data as of December 31, 1996 and earlier has been restated to reflect
a 3 for 1 stock split effective September 25, 1997.


Years Ended December 31
Per Share Data#            1994       1993     1992~     1991~     1990~
Net asset value:
Beginning of period.......$8.37      $9.70   $10.37      $7.81    $7.89
Income From Investment
Operations:
Net investment income .......06        .07      .07        .09      .09
Net realized and
unrealized gain (loss)
on investments...........  (.07)       .16     (.15)      2.77      .03
Total from investment
operations ..........      (.01)       .23     (.08)      2.86      .12
Less Distributions:
Net investment income ..   (.06)      (.07)    (.07)      (.12)    (.09)
Capital gains...........   (.17)     (1.49)    (.52)      (.18)    (.11)
                           -----     ------    -----      -----    -----
Total Distributions....... (.23)     (1.56)    (.59)      (.30)    (.20)

Net asset value:
End of period..           $8.13      $8.37    $9.70     $10.37    $7.81
                          -----      -----    -----     ------    -----
Total Return.......        (.07%)     2.44%    (.73%)    36.91%    1.52%
Ratios & Supplemental Data
Net assets end of
period (000's omitted) ...$35,459   $38,694   $42,609   $40,873  $27,189
Ratio of operating
expenses to average
net assets.........         1.53%     1.45%     1.42%     1.50%    1.74%
Ratio of net investment
income to average
net assets..........         .74%      .62%      .71%     1.02%    1.19%
Portfolio turnover rate .  25.55%    35.14%    28.91%    15.63%   37.18%
~ Audited by other Auditors
# All per share data as of December  31,  1996 and earlier has been  restated to reflect a 3 for 1 stock split effective September 25, 1997.

                        Report of Independent Accountants

To the Shareholders and Trustees of Northeast Investors Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Growth Fund (the "Fund") at
December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts

February 18, 2000